SUMMARY PROSPECTUS December 31, 2014

AllianceBernstein Tax-Managed Conservative Wealth Strategy

Ticker: Class A–ACIAX; Class B–ACIBX; Class C–ACICX; Advisor Class–ACIYX

Before you invest, you may want to review the Strategy’s Prospectus, which contains more information about the Strategy and its risks. The Strategy’s Prospectus and Statement of Additional Information (“SAI”), both dated December 31, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Strategy’s Prospectus and other information about the Strategy, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Strategy. Unless otherwise noted, page number references refer to the current Prospectus for this Strategy.

PRO-0106-TCW-1214

INVESTMENT OBJECTIVE

The Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AllianceBernstein Mutual Funds sponsored by AllianceBernstein L.P., the Strategy’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies—Sales Charge Reduction Programs for Class A Shares on page 55 of the Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 101 of the Strategy’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	4.00%(b)	1.00%(c)	None
Exchange Fee	None	None	None	None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class
Management Fees	.55%	.55%	.55%	.55%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	1.00%	None
Other Expenses
Transfer Agent	.09%	.11%	.09%	.09%
Other Expenses	.65%	.65%	.66%	.65%

Total Other Expenses	.74%	.76%	.75%	.74%

Acquired Fund Fees and Expenses (Underlying Portfolios)	.10%	.10%	.10%	.10%

Total Annual Strategy Operating Expenses	1.69%	2.41%	2.40%	1.39%

Fee Waiver and/or Expense Reimbursement(d)	(.49)%	(.51)%	(.50)%	(.49)%

Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.90%	1.90%	.90%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)	For Class C shares the CDSC is 0% after the first year.

(d)	The contractual fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2015 and will continue thereafter from year-to-year unless the Adviser provides notice of termination to the Strategy 60 days prior to that date.

Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$542	$593	$293	$92
After 3 Years	$889	$903	$701	$392
After 5 Years	$1,260	$1,239	$1,235	$714
After 10 Years	$2,299	$2,528	$2,698	$1,626

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$193	$193
After 3 Years	$703	$701
After 5 Years	$1,239	$1,235
After 10 Years	$2,528	$2,698

Portfolio Turnover

The Strategy or an investment company in which the Strategy invests (an “Underlying Portfolio”) pays transactions costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy’s performance. During the most recent fiscal year, the Strategy’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of 19% equity securities of companies, or traditional equity investments, 58% traditional tax-exempt debt securities and 24% diversification investments (described below) with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. Within the traditional equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the investment components of the Strategy’s portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Asset Class	Investment Component	Targeted Blend
Equity	Growth	5.50%
	Value	5.50%
	International Growth	3.75%
	International Value	3.75%
Diversifiers	Volatility Management	9.00%
	Multi-Manager Alternative Strategies	4.00%
	Multi-Asset Real Return	1.00%
	Inflation Protected Municipals	10.00%
Bond	Intermediate Municipals	27.50%
	Short Term Municipals	30.00%

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long/short equity, special situations, credit and global macro. The Strategy invests approximately 4% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 1% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 9% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Strategy’s traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser’s internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser’s growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser’s internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company’s competitive position in a global context. The Adviser’s staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business’s performance and analyzes the results in order to forecast each company’s long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting tax-exempt fixed-income investments for the Strategy’s traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Underlying Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-indexed securities, including inflation-indexed municipal securities, (ii) enter into inflation (CPI) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s direct investments are “inflation-indexed”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the

Strategy may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS

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Market Risk: The value of the Strategy’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

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Interest Rate Risk: Changes in interest rates will affect the value of the Strategy’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

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Foreign (Non-U.S.) Risk: The Strategy’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategy invests in securities of emerging market countries.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy and may be subject to counterparty risk to a greater degree than more traditional investments.

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Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy’s net asset value, or NAV, when one of these investments is performing more poorly than another.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

•	how the Strategy’s performance changed from year to year over the life of the Strategy; and

•	how the Strategy’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy’s website at www.alliancebernstein.com (click on “Individuals—U.S.” then “Products & Performance”).

The Strategy’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Strategy’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2014, the year-to-date unannualized return for Class A shares was 2.25%.

During the period shown in the bar chart, the Strategy’s:

Best Quarter was up 7.48%, 3rd quarter, 2009; and Worst Quarter was down -5.94%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2013)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	1.33%	4.78%	2.75%

	Return After Taxes on Distributions	0.60%	4.57%	2.54%

	Return After Taxes on Distributions and Sale of Strategy Shares	1.39%	3.97%	2.44%
Class B	Return Before Taxes	1.11%	4.95%	2.62%
Class C	Return Before Taxes	4.12%	4.96%	2.48%
Advisor Class	Return Before Taxes	6.24%	6.03%	3.51%
Barclays 5-yr Gen’l Obl. Muni Bond Index (reflects no deduction for fees, expenses, or taxes)		0.66%	4.06%	3.86%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		32.39%	17.94%	7.41%
70% Barclays 5-yr Gen’l Obl. Muni Bond Index/30% S&P 500 Index# (reflects no deduction for fees, expenses, or taxes)		9.40%	8.35%	5.16%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for other classes of shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

#	The information in the 70% Barclays 5-yr Gen’l Obl. Muni Bond Index/ 30% S&P 500 Index shows how the Strategy’s performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2000	Senior Vice President of the Adviser

Patrick J. Rudden	Since 2009	Senior Vice President of the Adviser

Vadim Zlotnikov	Since 2013	Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	Less than $2,500	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0106-TCW-1214